Exhibit 99.2

Quarterly Proforma

Supplemental Reporting Data

Acquisition of Net Lease Strategic Assets Fund L.P.

June 30, 2012

LEXINGTON REALTY TRUST

PROFORMA SUPPLEMENTAL REPORTING PACKAGE

June 30, 2012

The following proforma supplemental reporting data is presented for informational purposes only. It combines certain property information of Lexington Realty Trust (“Lexington”) and Net Lease Strategic Assets Fund L.P. (“NLS”) as if all properties owned by NLS were consolidated by Lexington as of June 30, 2012. This Quarterly Proforma Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) any estimates made in connection with the information set forth herein, (2) the failure to continue to qualify as a real estate investment trust, (3) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (4) competition, (5) increases in real estate construction costs, (6) changes in interest rates, (7) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (8) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)
OFFICE PROPERTIES
2012	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	—	Damar Services, Inc.	2002	5,756	23
	9/30/2012	4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods Global, Inc.	2001	73,264	724
	10/31/2012	4455 American Way	Baton Rouge	LA	—	BellSouth Mobility Inc	1997	70,100	591
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	776
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984/2006	153,364	840
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	579
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	1,148
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	199
	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	3	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	450
	6/30/2013	2210 Enterprise Dr.	Florence	SC	—	JPMorgan Chase Bank, National Association	1998	179,300	628
		420 Riverport Rd.	Kingsport	TN	3	Kingsport Power Company	1981	42,770	155
	9/30/2013	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	2003	59,927	679
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	3	Northrop Grumman Systems Corporation	1995	94,841	319
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	—	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	33
		1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	1980/1990/2002	166,575	815
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	16	Xerox Corporation	1973/1975/1982	202,000	1,749
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	972
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	3	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	1,362
		850-950 Warrenville Rd.	Lisle	IL	—	James J. Benes & Associates, Inc.	1984	6,347	69
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	2,066
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	3	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,058
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2002	169,083	1,343
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2004	169,218	1,821
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2004	50,400	644
	6/30/2014	70 Mechanic St.	Foxboro	MA	3	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,256
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	835
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	1,122
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	856
		2800 Waterford Lake Dr.	Midlothian	VA	12	Alstom Power, Inc.	2000	99,057	1,066
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	1,017
	11/30/2014	200 Lucent Ln.	Cary	NC	—	Progress Energy Service Company, LLC	1999	124,944	1,062
		850-950 Warrenville Rd.	Lisle	IL	—	Flexco, Inc.	1984	7,535	68
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,064
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,197
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	100
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	48
		180 South Clinton St.	Rochester	NY	—	Frontier Corporation	1988/2000	226,000	1,478
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	99
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	56
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	715
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	631
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	44
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	38
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	39

3

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)
OFFICE PROPERTIES
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	579
	3/31/2015	3940 South Teller St.	Lakewood	CO	17	MoneyGram Payment Systems, Inc.	2002	68,165	577
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, NV)	1985/1986/1992/1999	125,293	1,109
	6/30/2015	2500 Patrick Henry Pkwy.	McDonough	GA	3	Georgia Power Company	1999	111,911	771
		3711 San Gabriel	Mission	TX	3	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	525
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,025
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	1,603
	8/31/2015	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	2000	20,203	105
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes Incorporated	1976	554,385	6,775
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes Incorporated	1997	165,836	1,719
		2529 West Thorne Dr.	Houston	TX	3	Baker Hughes, Incorporated	1982/1999	65,500	479
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	556
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	943
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	902
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	119
		5201 West Barraque St.	Pine Bluff	AR	3	Entergy Arkansas Inc.	1964/1972/1988	27,189	96
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	3	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	837
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	1,154
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	1991	221,215	1,243
	5/31/2016	1200 Jupiter Rd.	Garland	TX	3	Raytheon Company	1980	278,759	753
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	3	Nextel West Corp. (Nextel Finance Company)	2002	60,200	608
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	259
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	2001	130,290	1,287
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	26
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	811
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	1,163
		750 N. Commons Dr.	Aurora	IL	17	Westell, Inc. (Westell Technologies, Inc.)	1996	210,230	1,004
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	891
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	—	Capital One, National Association	1999	68,118	609
2018	1/31/2018	5757 Decatur Blvd.	Indianapolis	IN	5	Allstate Insurance Company	2002	84,200	687
	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	1981/1983	292,700	1,537
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	480
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	1,622
	5/31/2018	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	2,533
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	233
	8/31/2018	3500 North Loop Rd.	McDonough	GA	3	Litton Loan Servicing LP	2007	62,218	602
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	103
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	2,372
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	252
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	3	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	771
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	1,111
	5/31/2019	4400 Northcorp Pkway	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	138
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	3,426
	6/29/2019	3265 East Goldstone Dr.	Meridian	ID	3	T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	657
	6/30/2019	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	1983	637,503	4,355
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	3	Honeywell International Inc.	1986/1997/2000	252,300	877
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	2,213
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	1999	123,416	1,080
		9601 Renner Blvd.	Lenexa	KS	3	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	673
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	301
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University	1984	85,532	633

4

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)
OFFICE PROPERTIES
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	1,689
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	1,136
	6/30/2020	10419 North 30th St.	Tampa	FL	3	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	682
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	398
	8/31/2020	First Park Dr.	Oakland	ME	3	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	667
	11/30/2020	11555 University Blvd.	Sugar Land	TX	3	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	613
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	2,236
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,163
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	1,656
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	335
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	1,196
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	568
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	3 / 20	ASM Lithography, Inc. (ASM Lithography Holding N.V.) (2013) / DuPont Airproducts Nanomaterials L.L.C. (2022)	1998	95,133	1,177
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	1,249
	Vacant	101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	17,716	0
		10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	1999	13,867	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	(Available for Lease)	2001	13,955	0
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)	2000	20,080	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.5% Leased		13,555,335	$105,783

5

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)
INDUSTRIAL PROPERTIES
2012	MTM	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	250,410	260
	10/31/2012	1601 Pratt Ave.	Marshall	MI	—	Enbridge Energy, Limited Partnership	1979	58,300	86
2013	5/31/2013	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Sales, LLC / Owens Corning Insulating Systems, LLC	2000	400,522	451
		2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	894
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	438
		120 Southeast Pkwy. Dr.	Franklin	TN	3	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	367
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	527
	1/31/2014	109 Stevens St.	Jacksonville	FL	3	Wagner Industries, Inc.	1959/1967	168,800	150
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	3	SKF USA Inc.	1996	72,868	228
		3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	202
2015	1/31/2015	101 Michelin Dr.	Laurens	SC	7	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.) / Michelin North America, Inc.	1991/1993	1,164,000	1,707
		7111 Crabb Rd.	Temperance	MI	7	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.) / Michelin North America, Inc.	1978/1993	744,570	1,143
	6/30/2015	1700 47th Ave North	Minneapolis	MN	3	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	312
		2935 Van Vactor Dr.	Plymouth	IN	3	Bay Valley Foods, LLC	2000/2003	300,500	406
	9/27/2015	9110 Grogans Mill Rd.	The Woodlands	TX	3	Baker Hughes, Incorporated	1992	275,750	1,738
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	238
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	477
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	1,832
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	254
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	605
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	396
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	342
	11/30/2016	736 Addison Rd.	Erwin	NY	3	Corning, Incorporated	2006	408,000	619
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	796
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	3	HP Enterprise Services, LLC	2000	405,000	1,453
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	608
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	549
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	1,322
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	943
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	674
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	479
		904 Industrial Rd.	Marshall	MI	3	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	382
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	768
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,259
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	1,700
	5/31/2020	359 Gateway Dr.	Lavonia	GA	3	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	600
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	643
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	207
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	524
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	217
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	821
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	3	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,014
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	656
2022	3/31/2022	5417 Campus Drive	Shreveport	LA	—	The Tire Rack, Inc.	2012	257,849	11
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased		15,823,851	$29,298

6

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)
RETAIL/SPECIALTY PROPERTIES
2012	11/30/2012	101 West Buckingham Rd.	Garland	TX	21	AVT Grocery, Inc.	1982	59,300	163
2013	2/28/2013	S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, LLC / Delhaize America, Inc.	1982	23,000	31
		US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	36
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	79
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc. / Crystal Food Services, LLC	1961/1978	29,119	56
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	206
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1958	28,721	97
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	93
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	41
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	1981	40,800	93
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	153
		18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	141
		4811 Wesley St.	Greenville	TX	—	Brookshire Grocery Company / Safeway, Inc.	1985	48,492	85
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	128
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	180
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	67
	11/30/2017	205 Homer Rd.	Minden	LA	—	Brookshire Grocery Company (Safeway Stores, Inc.)	1981	35,000	96
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	3	American Golf Corporation	1991/1996	13,924	237
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Co., Inc.	1996	45,800	197
		4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	232
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	69
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	83
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	36
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	173
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	21
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	1993	107,210	24
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	36
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	38
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	55
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	25
N/A	Vacant	10415 Grande Ave.	Sun City	AZ	18	(Available for Lease)	1982	10,000	69
		1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0
		3451 Alta Mesa Blvd.	Fort Worth	TX	18	(Available for Lease)	1985	44,000	127
RETAIL TOTAL/WEIGHTED AVERAGE						96.1% Leased		1,676,620	$3,167

7

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Long-Term Leases- Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)
LONG-TERM LEASE PROPERTIES
2022	7/31/2022	1440 East 15th Street	Tucson	AZ	3	CoxCom, LLC	Office	1988	28,591	273
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	Office	2003	130,000	963
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	Office	1910	52,337	766
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	Office	1997	176,402	1,204
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	Office	1999	247,254	1,524
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	Office	2003	225,049	1,519
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	Office	2012	32,000	193
	10/31/2024	6277 Sea Harbor Dr.	Orlando	FL	—	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Office	1984	259,401	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	673
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	844
		37101 Corporate Dr.	Farmington Hills	MI	—	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America	Office	2001	90,460	0
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	604
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	268
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	1,419
	7/14/2025	590 Ecology Ln.	Chester	SC	3	Owens Corning Sales, LLC	Industrial	2001/2005	420,597	1,093
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	1997	458,000	972
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	583
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	564
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	2,140
	3/31/2026	459 Wingo Road	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	1,284
	6/30/2026	351 Chamber Drive	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	504
	8/31/2026	25500 State Hwy. 249	Tomball	TX	3	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	2005	77,076	676
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	1,009
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	514
		500 Kinetic Drive	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	572
	12/29/2026	5500 New Albany Road	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	760
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	3	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	1993/2004	159,000	500
	7/6/2027	2221 Schrock Road	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	280
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	18	United States of America	Office	2007	169,585	1,531
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	301
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	4,035
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	472
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	1,073
2032	4/30/2032	13930 Pike Road	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Industrial	N/A	0	345
N/A	Vacant	37101 Corporate Dr.	Farmington Hills	MI	—	(Available for Lease)	Office	2001	38,369	0
		6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1984	100,113	0
		8900 Freeport Pkwy.	Irving	TX	—	(Available for Lease)	Office	2003	43,396	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						97.8% Leased			8,245,281	$29,458

8

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 6/30/2012 ($000) (2)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	244,692	476,459	95%	6,077	55,000
		140 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	2000	13,481	79,675	72%	511	19,085
		13430 North Black Canyon Fwy.	Phoenix	AZ	11	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	1,322	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	11,745	60,684	50%	306	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,789	80,441	100%	250	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11	Multi-Tenant	1996	15,204	95,065	20%	25	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	14,953	672,629	62%	694	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,192	318,451	93%	1,188	0
		265 Lehigh St.	Allentown	PA	3	Multi-Tenant	1980	1,851	71,230	31%	62	0
		17191 St. Luke's Way	The Woodlands	TX	3 /18	Multi-Tenant	2004	9,039	41,000	33%	399	7,445
		1275 Northwest 128th St.	Clive	IA	18	Multi-Tenant	2004	10,599	61,180	0%	67	5,385
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						71.5% Leased			2,136,942		$10,901	$86,915

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.7% Leased			41,438,029		$178,607

Footnotes

1	Square foot leased or vacant.
2	Six months ended 6/30/2012 cash rent.
3	Net Lease Strategic Assets Fund L.P. property.
4	Lexington has an 80.5% interest in this property.
5	Current lease for 84,200 square feet expires 08/2012, however, lease extended to 01/2018 for 57,769 square feet.
6	Lexington has a 71.1% interest in this property.
7	CEVA Logistics U.S., Inc. lease expires 08/2012; however, new tenant (Michelin North America, Inc.) lease expires 01/31/2015.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $495 income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility and term loan.
12	Subsequent to 6/30/2012, lease extended to 12/31/2021.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $5.4 million in operating expenses, net for the six months ended 6/30/2012.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Subsequent to 6/30/2012, lease extended to 12/14/2023.
17	Lexington has an 87.1% interest in this property and sold its interest for $13.2 million subsequent to 6/30/2012.
18	Cash and GAAP rent amounts represent/include prior tenant.
19	Subsequent to 6/30/2012, lease extended to 06/2018.
20	Tenant lease expires 6/30/2013; however, new tenant (DuPont Airproducts Nanomaterials, LLC) lease expires 6/30/2022.
21	Subsequent to 6/30/2012, lease terminated effective 7/6/2012.

9

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Lease Rollover Schedule by Property Type - Cash Basis (2)

6/30/2012

	Office			Industrial			Retail/Specialty
Year	Net Rentable Area	Cash Rent as of 6/30/2012 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2012 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2012 ($000)	Annual Rent PSF
2012	365,533	$2,954	$16.16	308,710	$346	$2.24	59,300	$163	$5.50
2013	1,163,968	$7,726	$13.28	1,526,598	$2,150	$2.82	194,010	$505	$5.21
2014	2,596,274	$23,154	$16.58	927,014	$1,107	$2.39	30,757	$93	$6.05
2015	2,088,179	$19,883	$14.65	2,653,440	$5,544	$4.14	56,837	$134	$4.72
2016	1,017,000	$6,141	$12.08	2,255,478	$4,525	$4.01	177,562	$507	$5.71
2017	657,445	$4,504	$13.70	2,347,944	$5,671	$4.83	161,964	$580	$7.16
2018	1,471,075	$10,421	$14.17	1,240,791	$1,535	$2.47	930,259	$989	$3.86
2019	2,453,398	$16,235	$13.23	1,621,875	$2,027	$2.50	-	$-	$-
2020	670,640	$5,185	$15.46	1,249,216	$3,674	$5.88	-	$-	$-
2021	805,745	$6,586	$16.35	1,402,257	$2,708	$3.86	-	$-	$-
2022 - Q1 & Q2	195,145	$1,745	$17.88	257,849	$11	$4.83	-	$-	$-
Thereafter	2,182,110	$15,239	$14.05	5,768,758	$13,242	$4.50	112,535	$977	$17.36
Total/Weighted Average (1)	15,666,512	$119,773	$14.51	21,559,930	$42,540	$3.97	1,723,224	$3,948	$5.52

Footnotes

(1)   Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

(2)   Rents shown are historical cash amounts for the six months ended June 30, 2012, and include the properties of Net Lease Strategic Assets Fund.

10

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Lease Rollover Schedule - Cash Basis (2)

6/30/2012

Year	Leases	Rent as of	Cash Base Rent
2012	8	$3,463	2.1%
2013	22	$10,381	6.2%
2014	32	$24,354	14.6%
2015	24	$25,561	15.4%
2016	18	$11,173	6.7%
2017	16	$10,755	6.5%
2018	25	$12,945	7.8%
2019	14	$18,262	11.0%
2020	11	$8,859	5.3%
2021	9	$9,294	5.6%
2022 - Q1 & Q2	3	$1,756	1.1%
Thereafter	34	$29,458	17.7%

Total (1)	216	$166,261	100.0%

Footnotes

(1)   Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

(2) Rents shown are historical cash amounts for the six months ended June 30, 2012, and include the properties of Net Lease Strategic Assets Fund.

11

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Debt Maturity Schedule

6/30/2012

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization (2)	Real Estate Balloon Payments (2)	Corporate Debt (2)
2012	$10,896	$69,990	$-
2013	$34,973	$251,577	$-
2014	$30,380	$256,140	$57,450
2015	$20,832	$302,575	$35,000	(1)
2016	$12,720	$148,546	$-
	$109,801	$1,028,828	$92,450

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2012	$618	$-
2013	$1,327	$-
2014	$1,458	$-
2015	$1,535	$5,469
2016	$1,402	$-
	$6,340	$5,469

Footnotes

(1) Maturity date can be extended to 01/2016 at Lexington's option.

(2) Amounts include the debt of Net Lease Strategic Assets Fund as if wholly owned by Lexington.

12

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma 2012 Mortgage Maturities by Property Type (2)

6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)
Office	37101 Corporate Dr.	Farmington Hills	MI	128,829	$17,724	09/2012	06/2025	$12,968	$-
	4455 American Way	Baton Rouge	LA	70,100	$5,943	10/2012	10/2012	$13,868	$591
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$815
Industrial	19500 Bulverde Rd. (3)	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$1,832
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2017	$19,161	$943

	Total 2012 Mortgage Maturities			1,214,895	$69,990			$107,458	$4,181

Footnotes

(1) Represents historical capitalized costs as of June 30, 2012.

(2) Amounts include the debt of Net Lease Strategic Assets Fund as if wholly owned by Lexington.

(3) Mortgage satisfied subsequent to June 30, 2012.

13

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma 2013 Mortgage Maturities by Property Type (2)

6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,095	$1,343
	70 Mechanic St.	Foxboro	MA	251,914	$-	01/2013	06/2014	$38,217	$3,256
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$1,163
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$579
	8555 South River Pkwy.	Tempe	AZ	95,133	$12,144	05/2013	06/2022	$24,068	$1,177
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$840
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$4,355
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	2012/2018	$15,299	$710
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,829	$1,148
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$60,297	$1,519
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	Various	$76,766	$3,177
	2401 Cherahala Blvd.	Knoxville	TN	59,748	$4,496	09/2013	05/2013	$12,460	$450
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$1,204

	Total 2013 Mortgage Maturities			2,539,238	$251,577			$482,811	$20,921

Footnotes

(1) Represents historical capitalized costs as of June 30, 2012.

(2) Amounts include the debt of Net Lease Strategic Assets Fund as if wholly owned by Lexington.

14

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma 2014 Mortgage Maturities by Property Type (3)

6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)
Office &	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$3,025
Multi-Tenant	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	236,547	$18,588	02/2014	01/2014	$34,809	$1,362
	2999 Southwest 6th St.	Redmond	OR	77,484	$8,484	04/2014	01/2019	$22,135	$771
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	Vacant	$10,599	$67
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$1,821
	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$72,728	$3,614
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,323	$1,689
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$3,426
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$2,213
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$4,035
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,306	$2,261
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$715
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$527

	Total 2014 Mortgage Maturities			3,305,303	$256,140			$540,592	$25,526

Footnotes

(1) Represents historical capitalized costs as of June 30, 2012.

(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

(3) Amounts include the debt of Net Lease Strategic Assets Fund as if wholly owned by Lexington.

15

LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma 2015 Mortgage Maturities by Property Type (3)

6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$2,066
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,662	$472
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$963
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$1,109
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,506	$1,113
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,838	$18,321	05/2015	Various	$38,044	$1,372
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$1,163
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$856
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,255	$972
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various	$18,070	$881
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$1,066
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$1,122
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	09/2012	$4,203	$724
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$891
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$835
	2500 Patrick Henry Pkwy.	McDonough	GA	111,911	$11,349	06/2015	06/2015	$19,508	$771
	3711 San Gabriel	Mission	TX	75,016	$5,371	06/2015	06/2015	$13,610	$525
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$1,603
	2529 West Thorne Dr.	Houston	TX	65,500	$2,203	09/2015	09/2015	$12,242	$479
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$1,719
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$6,775
Industrial	324 Industrial Park Rd.	Franklin	NC	72,868	$-	04/2015	12/2014	$4,973	$228
	6938 Elm Valley Dr.	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$26,129	$1,014
	10000 Business Blvd.	Dry Ridge	KY	336,350	$4,463	07/2015	06/2025	$15,227	$673
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,846	07/2015	06/2025	$19,066	$844
	4010 Airpark Dr.	Owensboro	KY	211,598	$3,917	07/2015	06/2025	$13,598	$604
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,527	07/2015	06/2025	$6,055	$268
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,376	07/2015	06/2025	$32,222	$1,419
	9110 Grogans Mill Rd.	The Woodlands	TX	275,750	$6,925	09/2015	09/2015	$43,885	$1,738

	Total 2015 Mortgage Maturities			5,200,733	$302,575			$670,954	$34,265

Footnotes

(1) Represents historical capitalized costs as of June 30, 2012.

(2) Property is classified as a capital lease for GAAP, accordingly $495 of GAAP income is included in non-operating income.

(3) Amounts include the debt of Net Lease Strategic Assets Fund as if wholly owned by Lexington.

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Proforma 2016 Mortgage Maturities by Property Type (2)

6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)
Office	1600 Eberhardt Rd.	Temple	TX	108,800	$7,446	01/2016	01/2016	$19,846	$837
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,657	$1,017
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$583
	1400 Northeast McWilliams Rd.	Bremerton	WA	60,200	$5,465	04/2016	07/2016	$15,501	$608
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$564
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,388	$770
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$1,154
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,830	$1,478
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$1,284
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	05/2013	$21,266	$894
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2014/2015	$10,919	$440
	2935 Van Vactor Dr.	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$8,903	$406
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$972
	25500 State Hwy. 249	Tomball	TX	77,076	$8,023	11/2016	08/2026	$14,577	$676

	Total 2016 Mortgage Maturities			3,164,789	$148,546			$283,080	$11,683

Footnotes

(1) Represents historical capitalized cost at June 30, 2012.

(2) Amounts include the debt of Net Lease Strategic Assets Fund as if wholly owned by Lexington.

17

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Proforma Consolidated Properties: Mortgages and Notes Payable

6/30/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Farmington Hills, MI	(b)(q)	$17,802	5.723%	09/2012	$333	$17,724
Baton Rouge, LA	(b)	5,987	5.333%	10/2012	135	5,943
San Antonio, TX	(p)	26,128	6.080%	10/2012	508	26,025
Plymouth, MI	(b)	10,202	5.964%	12/2012	480	10,026
Colorado Springs, CO	(b)	10,378	5.996%	12/2012	423	10,272
Fort Mill, SC		9,999	6.000%	01/2013	401	9,904
Foxboro, MA		2,578	7.670%	01/2013	2,776	-
Centennial, CO	(b)(h)(p)	13,785	5.724%	02/2013	756	13,555
Tempe, AZ		12,335	5.148%	05/2013	723	12,144
Brea, CA	(b)	73,976	5.734%	05/2013	4,792	73,071
Atlanta, GA		41,047	5.268%	05/2013	2,680	40,356
Irving, TX	(b)	37,020	5.452%	05/2013	2,416	36,466
Houston, TX		16,009	5.218%	05/2013	1,040	15,737
Southington, CT		12,446	5.018%	05/2013	792	12,228
Indianapolis, IN		8,729	5.168%	05/2013	564	8,580
Fort Meyers, FL		8,660	5.268%	05/2013	531	8,550
Phoenix, AZ		17,005	6.270%	09/2013	1,527	16,490
Knoxville, TN		4,611	5.950%	09/2013	381	4,496
Foxboro, MA	(b)	5,791	6.000%	01/2014	3,399	-
Moody, AL		6,599	4.978%	01/2014	493	6,350
Arlington, TX		19,272	5.810%	02/2014	1,551	18,588
Redmond, OR		8,840	5.616%	04/2014	697	8,484
Clive, IA	(r)	5,385	5.139%	05/2014	387	5,151
Fort Mill, SC		18,939	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(e)	45,314	5.060%	07/2014	3,178	43,520
Fishers, IN		10,981	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	591	7.500%	09/2014	54	568
Las Vegas, NV	(i)	719	7.500%	09/2014	66	691
Memphis, TN	(i)	1,058	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,213	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,085	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,513	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,786	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,024	5.885%	04/2015	888	10,359
Franklin, NC		661	8.500%	04/2015	271	-
Kalamazoo, MI		16,033	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)	19,085	5.377%	05/2015	1,292	18,321
Houston, TX		15,374	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,014	5.210%	05/2015	874	11,282
Indianapolis, IN		11,937	5.160%	05/2015	865	11,205

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Proforma Consolidated Properties: Mortgages and Notes Payable

6/30/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
San Antonio, TX		11,875	5.340%	05/2015	875	11,167
Suwanee, GA		11,004	5.260%	05/2015	751	10,502
Los Angeles, CA		10,386	5.110%	05/2015	750	9,760
Richmond, VA		9,632	5.310%	05/2015	708	9,055
Harrisburg, PA		8,305	5.110%	05/2015	599	7,792
Knoxville, TN		7,083	5.310%	05/2015	520	6,658
McDonough, GA		11,986	5.212%	06/2015	836	11,349
Mission, TX		5,764	5.783%	06/2015	462	5,371
Carrollton, TX	(b)	19,518	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,349	4.990%	07/2015	1,046	13,376
Hopkinsville, KY		8,417	4.990%	07/2015	614	7,846
Dry Ridge, KY	(n)	4,787	4.990%	07/2015	349	4,463
Owensboro, KY	(n)	4,202	4.990%	07/2015	306	3,917
Elizabethtown, KY	(j)	2,711	4.990%	07/2015	198	2,527
Houston, TX	(b)	36,072	6.250%	09/2015	8,385	18,161
Sugar Land, TX	(b)	9,459	6.250%	09/2015	2,139	6,286
The Woodlands, TX		13,895	8.036%	09/2015	3,445	6,925
Houston, TX		4,076	8.036%	09/2015	950	2,203
Temple, TX		8,101	6.090%	01/2016	668	7,446
Bridgewater, NJ		14,584	5.732%	03/2016	1,035	13,825
Omaha, NE		8,189	5.610%	04/2016	621	7,560
Bremerton, WA		5,987	6.090%	04/2016	494	5,465
Tempe, AZ		7,734	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,978	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,471	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,940	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,455	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,585	6.210%	08/2016	508	6,153
Glenwillow, OH		16,207	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,188	6.315%	09/2016	497	5,723
Tomball, TX		8,728	6.063%	11/2016	683	8,023
Memphis, TN		3,770	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,924	5.722%	02/2017	696	9,309
Dubuque, IA		9,823	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,514	21,651
Lorain, OH	(b)	1,232	7.750%	07/2018	108	-
Manteca, CA	(b)	870	7.750%	07/2018	77	-
Watertown, NY	(b)	818	7.750%	07/2018	72	-
Lewisburg, WV	(b)	575	7.750%	07/2018	51	-
San Diego, CA	(b)	555	7.750%	07/2018	49	-
Galesburg, IL	(b)	488	7.750%	07/2018	43	-
Erwin, NY		8,361	5.910%	10/2018	728	6,624
Boston, MA		13,075	6.100%	12/2018	996	11,520
North Berwick, ME		9,282	3.560%	04/2019	1,532	-

19

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Proforma Consolidated Properties: Mortgages and Notes Payable

6/30/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Overland Park, KS	(b)	36,036	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,208	5.883%	05/2019	1,268	15,182
Meridian, ID		9,303	6.010%	08/2019	753	7,658
Streetsboro, OH	(b)	18,626	5.749%	09/2019	1,344	16,338
The Woodlands, TX	(r)	7,445	6.507%	11/2019	563	6,692
Lenexa, KS		9,414	6.270%	12/2019	774	7,755
Boca Raton, FL		20,400	6.470%	02/2020	1,542	18,383
Oakland, ME		9,519	5.930%	10/2020	750	7,660
Lavonia, GA		8,658	5.460%	12/2020	741	5,895
Wall, NJ	(b)	24,594	6.250%	01/2021	3,312	-
Sugar Land, TX		9,014	5.640%	01/2021	692	7,018
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Whippany, NJ		15,166	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Chester, SC		10,814	5.380%	08/2025	1,144	362
Subtotal/Wtg. Avg./Years Remaining (l)		$1,464,811	5.684%	3.6	$116,500	$1,305,159

Corporate
Revolving Credit Facility	(s)	$57,450	2.489%	07/2014	$1,450	$57,450
Revolving Credit Facility	(k) (m)	35,000	2.114%	01/2015	750	35,000
Term Loan	(k)	206,000	3.758%	01/2019	7,849	206,000
Convertible Notes	(o)(c)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$542,570	4.718%	9.7	$25,734	$542,570
Total/Wtg. Avg./Years Remaining (l)		$2,007,381	5.423%	5.2	$142,234	$1,847,729

Footnotes

(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes, discount of $8,882 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Maturity date represents lender call date.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Secured by a borrowing base of properties.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Maturity can be extended to 01/2016 at Lexington's option.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Mortgage satisfied subsequent to 6/30/2012.
(q)	Loan has hyper-amortization option.
(r)	Debt service payments have been suspended.
(s)	Collateralized by 17 properties and interest of LIBOR plus 225 bps, subject to adjustment.

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Proforma Non- Consolidated Investments: Mortgages & Notes Payable

6/30/2012

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$14,329	$5,732	5.240%	05/2015	$976	$13,673	$5,469
One Summit	11,809	3,543	9.375%	10/2016	3,344	-	-
One Summit	7,866	2,360	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	15,245	2,287	4.700%	05/2017	950	13,982	2,097
Total/Wtg. Avg. (1)/Years Remaining (2)	$49,249	$13,922	7.12%	3.8	$7,509	$27,655	$7,566

Footnotes

(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

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Proforma Select Credit Metrics

	Actual 6/30/2011	Proforma 6/30/2012 (1)

Company FFO Payout Ratio	47.9%	56.6%

Non-mortgaged Assets	$1.33 billion	$1.41 billion

Debt + Preferred / Gross Assets	50.2%	48.0%

Debt/Gross Assets	42.2%	42.7%

Secured Debt / Gross Assets	34.9%	37.5%

Net Debt / EBITDA	5.7 times	6.0 times

Net Debt + Preferred / EBITDA	6.8 times	6.8 times

Credit Line Availability	$295.9 million	$261.3 million

Development / Gross Assets	0.3%	1.5%

EBITDA / Revenue	79.0%	80.4%

EBITDA / PrefDiv + Interest Expense	2.3 times	2.4 times

JV + Advisory Income / Revenues	7.0%	1.0%

(1) Reflects the operations of Net Lease Strategic Assets Fund and Lexington on a proforma combined basis and assumes a $0.60 annual dividend.

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Proforma Revenue Data

6/30/2012

($000)

Other Revenue Data

Asset Class	Cash Base Rent as of 6/30/12 (1)	Percentage
Office	$105,783	59.2%
Long-term leases	$29,458	16.5%
Industrial	$29,298	16.4%
Multi-tenant	$10,901	6.1%
Retail/Specialty	$3,167	1.8%
	$178,607	100.0%

Credit Ratings (2)
Investment Grade	$92,266	51.7%
Non-Investment Grade	$26,078	14.6%
Unrated	$60,263	33.7%
	$178,607	100.0%

Footnotes

(1)	Six months ended 6/30/2012 cash rent recognized for consolidated properties and Net Lease Strategic Assets Fund properties owned as of 6/30/2012.
(2)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.

23

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Acquisition of Net Lease Strategic Assets Fund L.P.

Supplemental Financial Disclosure

($000)

	June 30, 2012	December 31, 2011
Real estate, including intangibles, net	$559,245	$577,280
Cash, including restricted cash	$11,478	$12,319
Mortgages and notes payable	$259,033	$266,136

	Six months ended June 30,
	2012	2011
Total gross revenues	$27,742	$30,954
Depreciation and amortization	(14,653)	(16,299)
Interest expense	(7,185)	(8,323)
Other expense, net	(2,569)	(1,824)
Net income from continuing operations	3,335	4,508
Total discontinued operations	(517)	241
Net income	$2,818	$4,749

Funds from operations, as adjusted	$18,360	$20,312

Debt/Gross Assets	37.5%	37.2%
Net Debt/EBITDA	5.1 times	5.1 times
Interest Coverage	3.6 times	2.8 times

Supplemental Revenue Data

Asset Class	GAAP Base Rent as of 6/30/12 (1)	Percentage
Office	$17,572	64.6%
Industrial	$8,653	31.8%
Other	$992	3.6%
	$27,217	100.0%

Credit Ratings (2)	GAAP Base Rent as of 6/30/12 (1)	Percentage
Investment Grade	$14,325	52.6%
Non-Investment Grade	$3,886	14.3%
Unrated	$9,006	33.1%
	$27,217	100.0%

Footnotes

(1) Six months ended 6/30/2012 GAAP base rent recognized for consolidated properties owned as of 6/30/2012.

(2) Credit ratings are based upon either tenant, guarantor or parent.

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Proforma Top 20 Markets

6/30/2012

	Core Based Statistical Area (2)	Percent of Cash Base Rent as of 6/30/12 (1)
1	Houston-Sugar Land-Baytown, TX	8.9%
2	Dallas-Fort Worth-Arlington, TX	7.8%
3	Boston-Cambridge-Quincy, MA-NH	5.1%
4	Memphis, TN-MS-AR	4.2%
5	Atlanta-Sandy Springs-Marietta, GA	3.9%
6	Baltimore-Towson, MD	3.4%
7	Los Angeles-Long Beach-Santa Ana, CA	3.2%
8	Kansas City, MO-KS	3.2%
9	Phoenix-Mesa-Scottsdale, AZ	2.9%
10	New York-Northern New Jersey-Long Island, NY-NJ-PA	2.9%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.3%
12	Las Vegas-Paradise, NV	2.3%
13	Chicago-Naperville-Joliet, IL-IN-WI	2.1%
14	Detroit-Warren-Livonia, MI	2.1%
15	Indianapolis-Carmel, IN	2.0%
16	Columbus, OH	2.0%
17	Orlando-Kissimmee, FL	1.8%
18	Charlotte-Gastonia-Concord, NC-SC	1.8%
19	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.5%
20	San Antonio, TX	1.5%
	Total Top 20 Markets (3)	65.1%

Footnotes

(1)	Six months ended 6/30/2012 cash rent recognized for consolidated properties and Net Lease Strategic Assets Fund properties owned as of 6/30/2012.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Proforma Tenant Industry Diversification

6/30/2012

Industry Category	Percent of Cash Base Rent as of 6/30/2012 (1) (2)
Technology	13.9%
Energy	13.5%
Finance/Insurance	13.4%
Automotive	9.3%
Consumer Products	6.5%
Telecommunications	6.2%
Service	5.5%
Transportation/Logistics	5.4%
Food	4.6%
Healthcare	4.6%
Media/Advertising	3.4%
Construction/Materials	3.1%
Printing/Production	2.9%
Aerospace/Defense	2.4%
Apparel	1.4%
Education	1.0%
Real Estate	1.0%
Retail Specialty	1.0%
Retail Department	0.7%
Retail Electronics	0.2%
100.0%

Footnotes

(1) Six months ended 6/30/2012 cash rent recognized for consolidated properties and Net Lease Strategic Assets Fund properties owned as of 6/30/2012.

(2) Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Acquisition of Net Lease Strategic Assets Fund L.P.

Proforma Top 10 Tenants or Guarantors

6/30/2012

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 6/30/2012 ($000) (1)	Percent of Cash Base Rent as of 6/30/2012 ($000) (1) (2)
Baker Hughes, Inc.	4	1,061,471	2.6%	$10,711	6.0%
Invensys Systems, Inc. (Siebe, Inc.)	2	416,603	1.0%	$6,281	3.5%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$5,164	2.9%
Bank of America, National Association	8	691,893	1.7%	$4,779	2.7%
Nevada Power Company	1	282,000	0.7%	$4,035	2.3%
Federal Express Corporation	2	647,499	1.6%	$3,643	2.0%
Morgan, Lewis & Bockius LLP (3)	1	289,432	0.7%	$3,485	2.0%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	$3,483	2.0%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	6.0%	$3,377	1.9%
T-Mobile USA, Inc.	5	386,078	0.9%	$3,293	1.8%
	35	8,808,374	21.3%	$48,251	27.0%

Footnotes

(1) Six months ended 6/30/2012 cash rent recognized for consolidated properties and Net Lease Strategic Assets Fund properties owned as of 6/30/2012.

(2) Total shown may differ from detailed amounts due to rounding.

(3) Includes parking garage operations. Lexington has an 80.5% interest in this property.

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